SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 May 27, 2004
                               ----------------
                                Date of Report
                      (Date of Earliest Event Reported)

                          LONE MOOSE ADVENTURES, INC.
                          ---------------------------
            (Exact Name of Registrant as Specified in its Charter)

          Nevada                   333-88810                 87-0686721
          ------                   ---------                 ----------
     (State or other       (Commission File No.)     (IRS Employer I.D. No.)
      Jurisdiction)

                            1438 East 8850 South
                              Sandy, Utah 84093
                              -----------------
                   (Address of Principal Executive Offices)

                                (801) 566-2658
                                --------------
                         Registrant's Telephone Number

                                     N/A
                                     ---
         (Former Name or Former Address if changed Since Last Report)


Item 1.   Changes in Control of Registrant.
          ---------------------------------

     None; not applicable.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

     None; not applicable.

Item 3.   Bankruptcy or Receivership.
          ---------------------------

     None, not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

     None, not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

     On May 17, 2004, a Proxy Statement was mailed to all stockholders of record of the Company, together with a Notice of Special Meeting of Stockholders to be held May 27, 2004.

     The Proxy Statement advised stockholders that one of the proposals they would be voting on was a one for three reverse split of the Company's outstanding voting securities, and that the presently outstanding 644,400 shares would be reduced to 429,600, which is the correct number of shares to be outstanding following the reverse split; however, the ratio of the reverse split should have been .6667 shares for each one share owned.

     At the Special Meeting of Stockholders held May 27, 2004, the President of the Company discussed this error with those present at the meeting and on motion duly made, seconded and unanimously approved, the stockholders corrected the reverse split ratio to .6667 shares for each one share owned.

Item 6.   Resignations of Registrant's Directors.
          ---------------------------------------

     None; not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------

          (a)  Financial Statements of Businesses Acquired.

     None; not applicable.

          (b)  Pro Forma Financial Information.

     None; not applicable.

          (c) Exhibits.

Exhibit
Number                       Description
-------                      -----------

   99                      Minutes of Special Meeting of Stockholders

Item 8.   Change in Fiscal Year.
          ----------------------

          None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------

          None; not applicable.


                           SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LONE MOOSE ADVENTURES, INC.

DATED: 6/2/04                             /s/ Christopher B. Glover
      --------                           ----------------------------
                                         Christopher B. Glover
                                         President and Director